               NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

------                                                                    ------
NUMBER                                                                    SHARES
 3437                                                                     *****
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                      -----------------------------------
                         The Children's Beverage Group

                      AUTHORIZED STOCK 250,000,000 SHARES
                                .001 PAR VALUE
                      -----------------------------------

                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                             -----------------------------------
795-907220                                            CUSIP 168904 10 0
                                             -----------------------------------

The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares have been acquired for investment and may not be offered, sold or otherwise transferred in the absence of an effective Registration Statement for the shares under the Securities Act of 1933, or a prior opinion of counsel. Satisfactory to the issuer, that registration is not required under that act.

This Certifies that                         *                             is the
registered holder of                                                      Shares
                              THE CHILDREN'S BEVERAGE GROUP

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

     In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this 10TH day of JULY A.D. 1998 *R*


  SECRETARY                                                         PRESIDENT

                         [CORPORATE SEAL APPEARS HERE]

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM --as tenants in common
     TEN ENT --as tenants by the entireties
     JT TEN  --as joint tenants with right of survivorship and not as tenants in common
     UNIF GIFT MIN ACT --.....................Custodian.........................
                                (Cust)                          (Minor)

                         under Uniform Gifts to Minors Act......................
                                                                (State)

    Additional abbreviations may also be used though not in the above list.

      For Value Received,__________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)


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                                                                          Shares
--------------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


                                                                           Dated
                                              ----------------------------------

                                     Signature..................................


                                              ..................................
                                              NOTICE: The signature in this
                                              agreement must correspond with the
                                              name as written upon the face of
                                              the Certificate, in every
                                              particular, without alteration or
                                              enlargement, or any change
                                              whatever.

                                     Signature Guaranteed By:...................
                                     (Please have signature guaranteed by a
                                     National Bank through its officer or by a
                                     member firm of a major stock exchange)